Exhibit 99.1
Accolade Announces Results for Fiscal First Quarter 2025
SEATTLE, June 27, 2024 -- Accolade, Inc. (NASDAQ: ACCD) today announced financial results for the fiscal first quarter ended May 31, 2024.
“Accolade's physician-led advocacy approach to solving the Physician Gap is increasing accessibility to healthcare and improving outcomes for the millions of lives we service. We will continue to push our leadership in Healthcare AI and a proven engagement model that is driving sustainable and profitable growth. Our focus remains on delivering a superior member experience and executing against our long term objectives to make an impact of all of our members' lives,” said Rajeev Singh, Accolade Chairman of the Board of Directors and Chief Executive Officer.
Financial Highlights for Fiscal First Quarter ended May 31, 2024

	Three months ended May 31,		% Change(2)
	2024	2023
	(in millions, except percentages)
GAAP Financial Data:
Revenue	$110.5	$93.2	18%
Net loss	$(27.6)	$(38.4)	28%

Non-GAAP Financial Data(1):
Adjusted EBITDA	$(3.3)	$(12.6)	73%
Adjusted Gross Profit	$52.8	$40.6	30%
Adjusted Gross Margin	47.8%	43.5%
(1)A reconciliation of GAAP to non-GAAP results has been provided in this press release in the accompanying Financial Tables. An explanation of these measures is also included below under the heading "Non-GAAP Financial Measures."
(2)Percentages are calculated from accompanying Financial Tables and may differ from percentage change of numbers in Financial Highlights table due to rounding.
Steve Barnes, Accolade Chief Financial Officer, commented, “Accolade continues to execute against our primary objective of delivering profitable growth and positive Adjusted EBITDA this year. We are de-risking our full year revenue forecast and focusing our investments on margin expansion and revenue opportunities that support our profitability objectives.”

Financial Outlook
Accolade provides forward-looking guidance on revenue and Adjusted EBITDA, a non-GAAP financial measure.
For the fiscal second quarter ending August 31, 2024, we expect:
•Revenue between $104 million and $106 million
•Adjusted EBITDA loss between $8 million and $10 million
For the fiscal year ending February 28, 2025, we expect:
•Revenue between $460 million and $475 million
•Adjusted EBITDA between $15 million and $20 million
Accolade has not reconciled guidance for Adjusted EBITDA to net loss, the most directly comparable GAAP measure, and has not provided forward-looking guidance for net loss, because there are items that may impact net loss, including stock-based compensation, that are not within the company’s control or cannot be reasonably predicted.
Quarterly Conference Call Details
The company will host a conference call today, June 27, 2024 at 4:30 p.m. E.T. to discuss its financial results.
To Listen via Telephone: Pre-registration is required by the conference call operator. Please pre-register by clicking here (https://register.vevent.com/register/BI651ad6356ede4b179553cca22ec02b2f). Upon registering, you will be emailed a dial-in number, direct passcode and unique PIN.
To Listen via Internet: The conference call can be accessed via a live audio webcast that will be available online at http://ir.accolade.com.
Replay: A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at http://ir.accolade.com.
Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “maintain,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms.
Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the risks described under the heading “Risk Factors” in Accolade’s most recently filed Annual Report on Form 10-K and subsequent filings, which should be read in conjunction with any forward-looking statements. All forward-looking statements in this press release are based on information available to Accolade as of the date hereof, and it does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.
About Accolade, Inc.
Accolade (Nasdaq: ACCD) is a Personalized Healthcare company that provides millions of people and their families with exceptional healthcare experiences so they can live their healthiest lives. Accolade’s employer, health plan, and consumer solutions combine virtual primary care and mental health, expert medical opinion, and best-in-class care navigation. These offerings are built on a platform that is engineered to care through predictive engagement of population health needs, proactive care that improves outcomes and cost savings, and by addressing barriers to access and continuity of care. Accolade consistently receives consumer satisfaction ratings of over 90%. For more information, visit accolade.com. Follow us on LinkedIn, Twitter, Instagram and Facebook.
Investor Contact:
Todd Friedman, Investor Relations, IR@accolade.com
Media Contact:
Public Relations, Media@accolade.com
Source: Accolade

Financial Tables
Accolade, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets (unaudited)
(In thousands, except share and per share data)

	May 31, 2024	February 29, 2024
Assets
Current assets:
Cash and cash equivalents	$188,709	$185,718
Marketable securities	41,931	51,315
Accounts receivable, net	20,278	21,800
Unbilled revenue	7,433	5,902
Current portion of deferred contract acquisition costs	4,252	4,369
Prepaid and other current assets	12,656	15,808
Total current assets	275,259	284,912
Property and equipment, net	19,652	19,140
Operating lease right-of-use assets	27,114	28,340
Goodwill	278,191	278,191
Intangible assets, net	156,524	165,407
Deferred contract acquisition costs	8,534	9,608
Other assets	2,095	2,553
Total assets	$767,369	$788,151
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$8,139	$13,749
Accrued expenses and other current liabilities	11,065	10,736
Accrued compensation	22,037	23,392
Due to customers	11,264	18,552
Current portion of deferred revenue	38,745	34,770
Current portion of operating lease liabilities	7,192	6,651
Total current liabilities	98,442	107,850
Loans payable, net of unamortized issuance costs	208,790	208,482
Operating lease liabilities	24,613	26,077
Other noncurrent liabilities	157	156
Deferred revenue	102	121
Total liabilities	332,104	342,686
Commitments and Contingencies
Stockholders’ equity
Common stock par value $0.0001; 500,000,000 shares authorized; 78,841,570 and 78,070,781 shares issued and outstanding at May 31, 2024 and February 29, 2024, respectively	8	8
Additional paid-in capital	1,516,982	1,499,603
Accumulated other comprehensive loss	(34)	(47)
Accumulated deficit	(1,081,691)	(1,054,099)
Total stockholders’ equity	435,265	445,465
Total liabilities and stockholders’ equity	$767,369	$788,151

Accolade, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (unaudited)
(In thousands, except share and per share data)

	Three months ended May 31,
	2024	2023
Revenue	$110,466	$93,226
Cost of revenue, excluding depreciation and amortization	58,611	54,203
Operating expenses:
Product and technology	26,309	25,899
Sales and marketing	28,194	25,033
General and administrative	16,008	16,080
Depreciation and amortization	10,392	11,640
Total operating expenses	80,903	78,652
Loss from operations	(29,048)	(39,629)
Interest income, net	1,697	921
Other income	94	390
Loss before income taxes	(27,257)	(38,318)
Income tax expense	(335)	(91)
Net loss	$(27,592)	$(38,409)

Net loss per share, basic and diluted	$(0.35)	$(0.52)

Weighted-average common shares outstanding, basic and diluted	78,119,493	73,179,994

Other comprehensive income:
Unrealized income on marketable securities, net	$13	$—
Comprehensive loss	$(27,579)	$(38,409)
The following table summarizes the amount of stock-based compensation included in the condensed consolidated statements of operations:

	Three months ended May 31,
	2024	2023
Cost of revenue, excluding depreciation and amortization	$898	$911
Product and technology	7,572	6,966
Sales and marketing	3,240	3,826
General and administrative	3,600	2,575
Total stock-based compensation	$15,310	$14,278

Accolade, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows (unaudited)
(In thousands)

	Three months ended May 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(27,592)	$(38,409)
Adjustments to reconcile net loss to net cash used in
Operating activities:
Depreciation and amortization expense	10,392	11,640
Amortization of deferred contract acquisition costs	1,416	1,116
Noncash interest expense	308	440
Accretion of discounts/premiums on marketable securities, net	(603)	—
Stock-based compensation expense	15,310	14,278
Changes in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable and unbilled revenue	(9)	396
Accounts payable and accrued expenses	(5,351)	(1,690)
Deferred contract acquisition costs	(226)	(891)
Deferred revenue and due to customers	(3,333)	8,052
Accrued compensation	(1,354)	(11,718)
Other liabilities	303	(1,131)
Other assets	3,619	(1,370)
Net cash used in operating activities	(7,120)	(19,287)
Cash flows from investing activities:
Maturities of marketable securities	10,000	—
Capitalized software development costs	(1,242)	(2,500)
Purchases of property and equipment	(713)	(877)
Net cash provided (used) in investing activities	8,045	(3,377)
Cash flows from financing activities:
Proceeds from stock option exercises	122	2,459
Proceeds from employee stock purchase plan	1,944	1,992
Net cash provided by financing activities	2,066	4,451
Net increase (decrease) in cash and cash equivalents	2,991	(18,213)
Cash and cash equivalents, beginning of period	185,718	321,083
Cash and cash equivalents, end of period	$188,709	$302,870
Supplemental cash flow information:
Interest paid	$578	$769
Fixed assets and capitalized software included in accounts payable	$97	$506
Other receivable related to stock option exercises	$—	$84
Income taxes paid	$830	$53

Non-GAAP Financial Measures
In addition to our financial results determined in accordance with GAAP, we use the following non-GAAP financial measures to help us evaluate trends, establish budgets, measure the effectiveness and efficiency of our operations, and determine employee incentives. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance. A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business. In evaluating these non-GAAP financial measures, you should be aware that in the future we expect to incur expenses similar to the adjustments in this presentation. Our presentation of non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by these expenses or any unusual or nonrecurring items.
Adjusted Gross Profit and Adjusted Gross Margin
Adjusted Gross Profit is a non-GAAP financial measure that we define as revenue less cost of revenue, excluding depreciation and amortization, and excluding stock-based compensation and severance costs. We define Adjusted Gross Margin as our Adjusted Gross Profit divided by our revenue. We believe Adjusted Gross Profit and Adjusted Gross Margin are useful to investors, as they eliminate the impact of certain noncash expenses and allow a direct comparison of these measures between periods without the impact of noncash expenses and certain other nonrecurring operating expenses.
Adjusted EBITDA
Adjusted EBITDA is a non-GAAP financial measure that we define as net income (loss) adjusted to exclude interest expense (income), net, income tax expense (benefit), depreciation and amortization, stock-based compensation, acquisition and integration-related costs, goodwill impairment, change in fair value of contingent consideration, severance costs, and other expense (income). Severance costs include severance payments related to the realignment of our resources. Other expense (income) includes debt extinguishment gain or loss and foreign exchange gain or loss. We believe Adjusted EBITDA provides investors with useful information on period-to-period performance as evaluated by management and comparison with our past financial performance. We believe Adjusted EBITDA is useful in evaluating our operating performance compared to that of other companies in our industry, as this measure generally eliminates the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance.
Adjusted Gross Profit, Adjusted Gross Margin and Adjusted EBITDA have certain limitations, including that they exclude the impact of certain non-cash charges, such as depreciation and amortization, whereas underlying assets may need to be replaced and result in cash capital expenditures, and stock-based compensation expense, which is a recurring charge.

The following table presents, for the periods indicated, a reconciliation of our revenue to Adjusted Gross Profit:

	Three months ended May 31,
	2024	2023
	(in thousands, except percentages)
Revenue	$110,466	$93,226
Cost of revenue, excluding depreciation and amortization	(58,611)	(54,203)
Amortization of acquired intangible assets, cost of revenue	(7,013)	(7,015)
Depreciation of property and equipment, cost of revenue	(1,074)	(946)
GAAP gross profit	$43,768	$31,062
GAAP gross margin	39.6%	33.3%

GAAP gross profit	$43,768	$31,062
Amortization of acquired intangible assets, cost of revenue	7,013	7,015
Depreciation of property and equipment, cost of revenue	1,074	946
Stock‑based compensation, cost of revenue	898	911
Severance costs, cost of revenue	—	634
Adjusted Gross Profit	$52,753	$40,568
Adjusted Gross Margin	47.8%	43.5%
The following table presents, for the periods indicated, a reconciliation of our Adjusted EBITDA to our net loss:

	Three months ended May 31,
	2024	2023
	(in thousands)
Net loss	$(27,592)	$(38,409)
Adjusted for:
Interest income, net	(1,697)	(921)
Income tax expense	335	91
Depreciation and amortization	10,392	11,640
Stock‑based compensation	15,310	14,278
Acquisition and integration‑related costs(1)	—	27
Severance costs(2)	—	1,102
Other income	(94)	(390)
Adjusted EBITDA	$(3,346)	$(12,582)
(1)For the three months ended May 31, 2023, acquisition and integration-related costs represent expenses associated with litigation inherited through the PlushCare acquisition.
(2)Severance costs represent expenses associated with workforce realignment actions taken by management.